UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 21, 2026

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
3.250% Notes due 2032	VZ 32C	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
3.750% Notes due 2037	VZ 37B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange
3.9962% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56	New York Stock Exchange
5.7420% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56A	New York Stock Exchange
4.2462% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56B	New York Stock Exchange
5.7427% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Verizon Communications Inc. (“Verizon”) held on May 21, 2026, the shareholders approved the 2026 Verizon Communications Inc. Long-Term Incentive Plan (the “Plan”). The Plan became effective immediately upon shareholder approval. The Plan is described in Item 3 of Verizon’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which was filed as Appendix B to the Proxy Statement and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 21, 2026, the following items were submitted to a vote of shareholders.

The number of shares of common stock present at the meeting was 3,456,536,338 or 82.67% of the shares of common stock outstanding on March 23, 2026, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

Shellye Archambeau	2,524,606,864	241,503,441	12,468,983	677,949,077

Roxanne Austin	2,645,915,892	119,051,679	13,612,149	677,949,077

Mark Bertolini	2,580,152,353	185,875,873	12,551,852	677,949,077

Vittorio Colao	2,682,372,569	83,383,443	12,823,276	677,949,077

Caroline Litchfield	2,682,136,021	81,478,887	14,964,653	677,949,077

Jennifer Mann	2,722,259,162	43,080,439	13,231,463	677,949,077

Laxman Narasimhan	2,641,973,582	121,250,811	15,354,616	677,949,077

Daniel Schulman	2,721,146,971	44,610,053	12,821,413	677,949,077

Carol Tomé	2,729,984,225	36,124,065	12,471,820	677,949,077

(b)

The proposal regarding the advisory vote to approve executive compensation was approved with 2,403,857,612 votes for, 355,704,067 votes against, 19,003,263 abstentions and 677,949,077 broker non-votes.

(c)

The proposal regarding the approval of Verizon’s 2026 Long-Term Incentive Plan was approved with 2,634,341,705 votes for, 128,233,762 votes against, 16,005,630 abstentions and 677,949,077 broker non-votes.

(d)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2026 was ratified with 3,159,422,372 votes for, 248,036,260 votes against and 49,072,132 abstentions.
(e)

The shareholder proposal regarding Board oversight of material issues related to climate change was defeated with 440,826,322 votes for, 2,256,325,141 votes against, 81,430,126 abstentions and 677,949,077 broker non-votes.

(f)	The shareholder proposal regarding independent Board chair was defeated with 434,944,688 votes for, 2,305,378,572 votes against, 38,255,963 abstentions and 677,949,077 broker non-votes.

The shareholder proposal regarding risks of non-fiduciary executive compensation metrics was withdrawn by the proponent and not presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 28, 2026	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary